UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2003

BETA OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-68381	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 S. Yale, Suite 813, Tulsa, OK		74136
(Address of principal executive offices)		(Zip Code)

(918) 495-1011
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

	99.1	Press Release dated November 14, 2003.

Item 12.	Results of Operations and Financial Condition

On November 14, 2003, the Registrant announced its 2003 third quarter financial results. The press release regarding this announcement is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETA OIL & GAS, INC.

Date: November 17, 2003	By:	/s/ Joseph L. Burnett
Joseph L. Burnett
Chief Financial Officer and Principal Accounting Officer